                                                                     Exhibit 25


===============================================================================



                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) |__|

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                [(FORMERLY KNOWN AS CTC ILLINOIS TRUST COMPANY)]
               (Exact name of trustee as specified in its charter)


  ILLINOIS                                                    36-3800435
  (Jurisdiction of incorporation or organization          (I.R.S. Employer
  if not a U.S. national bank)                         Identification Number)





  2 NORTH LASALLE STREET
  SUITE 1020
  CHICAGO, ILLINOIS                                              60602
  (Address of principal executive offices)                     (Zip code)

                                JOHN C. HITT, JR.
                               CHAPMAN AND CUTLER
                             111 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60603
                                 (312) 845-3000
                               (Agent for Service)

                           ---------------------------

                     HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-1
               (Exact name of obligor as specified in its charter)

  DELAWARE                                               NOT YET RECEIVED
  (State or other jurisdiction of                        (I.R.S. employer
  incorporation or organization)                         identification no.)

  C/O WILMINGTON TRUST COMPANY
  RODNEY SQUARE NORTH
  1100 NORTH MARKET STREET
  WILMINGTON, DE                                         19890-0001
  (Address of principal executive offices)               (Zip code)

                           ---------------------------

              MOTORCYCLE CONTRACT BACKED NOTES, CLASS A AND CLASS B
                       (Title of the indenture securities)


===============================================================================

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                      Address

       Office of Banks & Trust Companies        500 E. Monroe Street
       of the State of Illinois                 Springfield, Illinois 62701-1532

       Federal Reserve Bank of Chicago          230 S. LaSalle Street
                                                Chicago, Illinois 60603

         (b)   Whether it is authorized to exercise corporate trust powers.

                  Yes.


Item 2. AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.


Items 3-15. All responses for Items 3-15 as the responses are either "None" or
            "Not Applicable."

Item 16.  LIST OF EXHIBITS.

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (incorporated by reference to Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (incorporated by reference to Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

         4. A copy of the existing By-laws of the Trustee. (incorporated by reference to Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

         5.     Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (incorporated by reference to Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

         8.     Not applicable.

         9.     Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 18th day of April, 2001.

                                               BNY    MIDWEST TRUST COMPANY


                                               By:  /s/  Robert D. Foltz
                                                  -----------------------------
                                                    Name: Robert D. Foltz
                                                    Title: Vice President

                                                                     Exhibit 7

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY MIDWEST TRUST COMPANY
                           208 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2000, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                                 ASSETS                    THOUSANDS OF DOLLARS
                                 ------                    --------------------
   Cash and Due from Depository Institutions..............    23,538

   U.S. Treasury Securities...............................     - 0 -

   Obligations of States and Political Subdivisions.......     - 0 -

   Other Bonds, Notes and Debentures......................     - 0 -

   Corporate Stock........................................     - 0 -

   Trust Company Premises, Furniture, Fixtures and Other
   Assets Representing Trust Company Premises.............       234

   Leases and Lease Financing Receivables.................     - 0 -

   Accounts Receivable....................................     3,706

   Other Assets...........................................

   (Itemize amounts greater than 15% of Line 9)
           Goodwill and Intangibles.................49,497    49,681

   TOTAL ASSETS...........................................    77,159

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY MIDWEST TRUST COMPANY
                           208 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606


                             LIABILITIES                    THOUSANDS OF DOLLARS
                             -----------                    --------------------
   Accounts Payable.........................................      - 0 -

   Taxes Payable............................................      - 0 -

   Other Liabilities for Borrowed Money.....................      7,000

   Other Liabilities........................................

   (Itemize amounts greater than 15% of Line 14)
           Reserve for Taxes...........................2,853      3,289

   TOTAL LIABILITIES                                             10,289

                            EQUITY CAPITAL
                            --------------

   Preferred Stock..........................................      - 0 -

   Common Stock.............................................      2,000

   Surplus..................................................     62,130

   Reserve for Operating Expenses...........................      - 0 -

   Retained Earnings (Loss).................................      2,740

   TOTAL EQUITY CAPITAL.....................................     66,870

   TOTAL LIABILITIES AND EQUITY CAPITAL.....................     77,159

I,      Robert L. De Paola, Vice President
   ----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                Robert L. DePaola
              ------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 26th day of              October , 2000
                                     ----        ---------------------- ----
My Commission expires December 31, 2001.
                      -----------------
                                              Carmelo C. Casella, Notary Public
                                              -------------------
(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

     Jennifer Barbieri                            (212) 437-5520
-----------------------------------  ------------------------------------------
         Name                               Telephone Number (Extension)